UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10501

Name of Fund: BlackRock Municipal 2018 Term Trust (BPK)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal 2018 Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2012

Date of reporting period: 06/30/2012

Item 1 – Report to Stockholders

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock California Municipal 2018 Term Trust (BJZ)

BlackRock Municipal 2018 Term Trust (BPK)

BlackRock New York Municipal 2018 Term Trust (BLH)

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	SEMI-ANNUAL REPORT	JUNE 30, 2012

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s prolonged debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” — “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	9.49%	5.45%
US small cap equities (Russell 2000® Index)	8.53	(2.08)
International equities (MSCI Europe, Australasia, Far East Index)	2.96	(13.83)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(15.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.05
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	3.44	17.36
US investment grade bonds (Barclays US Aggregate Bond Index)	2.37	7.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.14	10.16
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.23	7.21

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended June 30, 2012

One year ago, the municipal bond market was rebounding from a prolonged weak period stemming from events in the fourth quarter of 2010. Municipals had suffered severe losses in late 2010 amid a steepening US Treasury yield curve, political uncertainty and a flood of inflated headlines about municipal finance troubles. A significant supply-demand imbalance had developed by the end of the year, leading to wider quality spreads and higher yields for municipal bonds heading into 2011.

Having lost confidence in municipals, retail investors retreated from the market, resulting in municipal mutual fund outflows totaling $35.1 billion from the middle of November 2010 until the trend finally broke in June 2011. However, weak demand in the first half of 2011 was counterbalanced by lower supply. According to Thomson Reuters, total new issuance was down 32% in 2011 as compared to the prior year.

On August 5, 2011, Standard & Poor’s (“S&P”) downgraded the US government’s credit rating from AAA to AA+. While this led to the downgrade of approximately 11,000 municipal issues directly tied to the US debt rating, this represented a very small fraction of the municipal market and said nothing about the individual municipal credits themselves. In fact, demand for municipal bonds increased as severe volatility in US equities drove investors to more stable asset classes. The municipal market benefited from an exuberant Treasury market and continued muted new issuance. As supply remained constrained, demand from both traditional and non-traditional buyers was strong, pushing long-term municipal bond yields lower and sparking a curve-flattening trend that continued through year end. Ultimately, 2011 was one of the strongest performance years in municipal market history. The S&P Municipal Bond Index returned 10.62% in 2011, making municipal bonds a top-performing fixed income asset class for the year.

Strong demand carried over into 2012 as investors continued to search for yield in a low-rate environment. Municipal market supply-and-demand technicals typically strengthen considerably upon the conclusion of tax season as net negative supply takes hold. This theme remained intact for 2012. In the spring, a resurgence of concerns about Europe’s financial crisis and weakening US economic data drove municipal bond yields lower and prices higher as investors were drawn to the asset class for its relatively low volatility in addition to the income and capital preservation it offers. The S&P Municipal Bond Index has gained 4.14% year-to-date.

Overall, the municipal yield curve flattened during the period from June 30, 2011 to June 29, 2012. As measured by Thomson Municipal Market Data, yields declined by 119 basis points (“bps”) to 3.16% on AAA-rated 30-year municipal bonds and by 89 bps to 1.86% on 10-year bonds, while yields on 5-year issues fell 49 bps to 0.79%. While the entire municipal curve flattened over the 12-month time period, the spread between 2- and 30-year maturities tightened by 109 bps, and in the 2- to 10-year range, the spread tightened by 79 bps.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country as states set their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps, using aggressive revenue projections and accounting gimmicks. It has been over a year and a half since the fiscal problems plaguing state and local governments first became highly publicized. Thus far, the prophecy of widespread defaults across the municipal market has not materialized. Year-to-date through the end of June, approximately $1.07 billion in par value of municipal bonds have entered into debt service default for the first time. This represents only 0.540% of total issuance year-to-date and 0.029% of total municipal bonds outstanding, as compared to 0.065% for the full year 2011. (Data provided by Bank of America.) BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	JUNE 30, 2012

Trust Summary as of June 30, 2012	BlackRock California Municipal 2018 Term Trust

Trust Overview

BlackRock California Municipal 2018 Term Trust’s (BJZ) (the “Trust”) investment objectives seek to provide current income exempt from regular federal and California income taxes and to return $15 per common share to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended June 30, 2012, the Trust returned (0.59)% based on market price and 2.82% based on net asset value (“NAV”). The Trust’s peer group of closed-end funds in the Lipper California Municipal Debt Funds category posted an average return of 10.32% based on market price and 9.08% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s exposure to health care and industrial development revenue bonds contributed positively to performance as those sectors outperformed the broader municipal market during the period. The Trust’s lower quality holdings also had a positive impact as credit spreads narrowed. The Trust is scheduled to mature on or about December 31, 2018 and thus holds securities that will mature close to that date. The Trust’s shorter maturity profile was a disadvantage as interest rates near the stated maturity date of the Trust rose during the six-month period, while the Trust’s Lipper category peers that typically hold longer-dated issues benefited from greater price appreciation as interest rates declined significantly on the longer end of the yield curve. Additionally, the Trust did not hold exposure to tobacco, which was the best performing sector for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BJZ
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of June 30, 2012 ($15.84)[1]	4.36%
Tax Equivalent Yield[2]	6.71%
Current Monthly Distribution per Common Share[3]	$0.0575
Current Annualized Distribution per Common Share[3]	$0.6900
Economic Leverage as of June 30, 2012[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	6/30/12	12/31/11	Change	High	Low
Market Price	$15.84	$16.34	(3.06)%	$17.13	$15.24
Net Asset Value	$15.64	$15.60	0.26%	$15.82	$15.34

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	6/30/12	12/31/11
County/City/Special District/School District	28%	30%
Transportation	17	16
Utilities	16	20
Health	12	11
State	12	8
Corporate	8	8
Education	5	5
Housing	2	2

Credit Quality Allocations[5]

	6/30/12	12/31/11
AAA/Aaa	3%	7%
AA/Aa	45	47
A	28	21
BBB/Baa	19	20
Not Rated[6]	5	5

[5]	Using the higher of S&P’s or Moody’s Investors Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of June 30, 2012 and December 31, 2011, the market value of these securities was $3,082,915 and $3,070,733, each representing 2%, respectively, of the Trust’s long-term investments.

SEMI-ANNUAL REPORT	JUNE 30, 2012	5

Trust Summary as of June 30, 2012	BlackRock Municipal 2018 Term Trust

Trust Overview

BlackRock Municipal 2018 Term Trust’s (BPK) (the “Trust”) investment objectives seek to provide current income exempt from regular federal income tax and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended June 30, 2012, the Trust returned 4.89% based on market price and 5.01% based on NAV. The Trust’s peer group of closed-end funds in the Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 8.76% based on market price and 8.49% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s exposure to health care and industrial development revenue bonds contributed positively to performance as those sectors outperformed the broader municipal market during the period. The Trust’s lower quality holdings also had a positive impact as credit spreads narrowed. The Trust is scheduled to mature on or about December 31, 2018 and thus holds securities that will mature close to that date. The Trust’s shorter maturity profile was a disadvantage as interest rates near the stated maturity date of the Trust rose during the six-month period, while the Trust’s Lipper category peers that typically hold longer-dated issues benefited from greater price appreciation as interest rates declined significantly on the longer end of the yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BPK
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of June 30, 2012 ($16.93)[1]	5.37%
Tax Equivalent Yield[2]	8.26%
Current Monthly Distribution per Common Share[3]	$0.0758
Current Annualized Distribution per Common Share[3]	$0.9096
Economic Leverage as of June 30, 2012[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Preferred Shares and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	6/30/12	12/31/11	Change	High	Low
Market Price	$16.93	$16.59	2.05%	$17.16	$15.81
Net Asset Value	$16.00	$15.66	2.17%	$16.12	$15.64

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	6/30/12	12/31/11
County/City/Special District/School District	18%	16%
Corporate	17	18
State	17	15
Transportation	12	10
Health	10	14
Housing	10	10
Utilities	9	10
Tobacco	5	5
Education	2	2

Credit Quality Allocations[5]

	6/30/12	12/31/11
AAA/Aaa	14%	12%
AA/Aa	28	23
A	28	31
BBB/Baa	20	21
BB/Ba	3	3
B	2	3
CCC/Caa	—	1
Not Rated[6]	5	6

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of June 30, 2012 and December 31, 2011, the market value of these securities was $5,831,394 and $6,391,505, each representing 2%, respectively, of the Trust’s long-term investments.

6	SEMI-ANNUAL REPORT	JUNE 30, 2012

Trust Summary as of June 30, 2012	BlackRock New York Municipal 2018 Term Trust

Trust Overview

BlackRock New York Municipal 2018 Term Trust’s (BLH) (the “Trust”) investment objectives seek to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended June 30, 2012, the Trust returned 0.00% based on market price and 3.29% based on NAV. The Trust’s peer group of closed-end funds in the Lipper New York Municipal Debt Funds category posted an average return of 7.36% based on market price and 6.42% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s exposure to health care and industrial development revenue bonds contributed positively to performance as those sectors outperformed the broader municipal market during the period. The Trust’s lower quality holdings also had a positive impact as credit spreads narrowed. The Trust is scheduled to mature on or about December 31, 2018 and thus holds securities that will mature close to that date. The Trust’s shorter maturity profile was a disadvantage as interest rates near the stated maturity date of the Trust rose during the six-month period, while the Trust’s Lipper category peers that typically hold longer-dated issues benefited from greater price appreciation as interest rates declined significantly on the longer end of the yield curve. Additionally, the Trust had minimal exposure to tobacco, which was the best performing sector for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BLH
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of June 30, 2012 ($16.25)[1]	4.43%
Tax Equivalent Yield[2]	6.82%
Current Monthly Distribution per Common Share[3]	$0.0600
Current Annualized Distribution per Common Share[3]	$0.7200
Economic Leverage as of June 30, 2012[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	6/30/12	12/31/11	Change	High	Low
Market Price	$16.25	$16.71	(2.75)%	$17.40	$15.91
Net Asset Value	$15.71	$15.64	0.45%	$15.89	$15.45

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	6/30/12	12/31/11
County/City/Special District/School District	34%	23%
Education	22	24
Transportation	17	15
State	8	6
Utilities	7	3
Health	4	12
Tobacco	4	10
Housing	2	2
Corporate	2	5

Credit Quality Allocations[5]

	6/30/12	12/31/11
AAA/Aaa	16%	14%
AA/Aa	46	36
A	23	17
BBB/Baa	6	22
Not Rated[6]	9	11

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of June 30, 2012 and December 31, 2011, the market value of these securities was $2,028,600, representing 2%, and $3,912,433, representing 5%, respectively, of the Trust’s long-term investments.

SEMI-ANNUAL REPORT	JUNE 30, 2012	7

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Trusts issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Trust’s total assets less the sum of its accrued liabilities). In addition, each Trust voluntarily limits its economic leverage to 50% of its total managed assets. As of June 30, 2012, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BJZ	36%
BPK	35%
BLH	35%

8	SEMI-ANNUAL REPORT	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	BlackRock California Municipal 2018 Term Trust (BJZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 141.4%
Corporate — 12.2%
California Pollution Control Financing Authority, RB, Mandatory Put Bonds, AMT (a):
Republic Services Inc. Project, Series B, 5.25%, 6/01/23	$2,020	$2,293,428
Waste Management Inc. Project, Series A, 5.13%, 7/01/31	4,000	4,303,680
California Pollution Control Financing Authority, Refunding RB:
Mandatory Put Bonds, Republic Services Inc. Project, Series C, AMT, 5.25%, 6/01/23 (a)	2,030	2,295,342
San Diego Gas & Electric, Series A, 5.90%, 6/01/14	3,100	3,402,405
		12,294,855
County/City/Special District/ School District — 41.3%
City & County of San Francisco, GO, Refunding, Series R-1, 5.00%, 6/15/18	2,500	3,035,625
City of Vista California, COP, Refunding, Community Projects (NPFGC):
5.00%, 5/01/19	1,000	1,095,410
4.75%, 5/01/21	1,115	1,189,281
Clovis Unified School District California, GO, CAB, Election of 2004, Series A (NPFGC), 2.11%, 8/01/21 (b)(c)	7,500	6,198,525
County of San Bernardino California, Special Tax Bonds, Community Facilities District No. 2002-1:
5.35%, 9/01/17	105	107,481
5.50%, 9/01/18	245	250,713
Fontana Public Finance Authority California, Tax Allocation Bonds, Refunding, North Fontana Redevelopment Project, Series A (AGM), 5.25%, 9/01/18	3,395	3,431,802
Irvine Unified School District California, Special Tax Bonds, Community Facilities District No. 86-1 (AGM), 5.25%, 9/01/18	5,000	5,815,000
Lathrop Financing Authority, RB, Water Supply Project:
5.80%, 6/01/21	995	1,009,487
5.85%, 6/01/22	1,040	1,054,009
5.90%, 6/01/23	1,000	1,012,920
Los Angeles Community College District California, GO, Election of 2001, Series E-1, 4.00%, 8/01/18	200	228,864
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	2,000	2,433,420
Los Banos Unified School District, GO, Election of 2008 (AGC), 5.00%, 8/01/18	475	566,827

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/ School District (concluded)
Palm Springs Unified School District, GO, Refunding, 5.00%, 8/01/18	$2,745	$3,358,041
San Manuel Entertainment Authority, Series 04-C, 4.50%, 12/01/16 (d)	4,000	4,128,560
San Marcos Unified School District, GO, CAB (c):
1.97%, 8/01/17	385	348,410
2.32%, 8/01/18	500	434,430
Santa Clara Unified School District, GO, Election of 2004, Series A, 5.00%, 7/01/18	2,190	2,708,001
Stockton East Water District, COP, Refunding, Series B (NPFGC), 5.92%, 4/01/19 (c)	4,590	3,095,220
		41,502,026
Education — 7.8%
California State Public Works Board, Refunding RB, Trustees of the California State University, Series A, 5.00%, 10/01/17	2,415	2,420,989
University of California, RB, General, Series AB, 5.00%, 5/15/19	2,500	3,060,950
University of California, Refunding RB, Series S, 5.00%, 5/15/18	2,000	2,419,300
		7,901,239
Health — 17.8%
ABAG Finance Authority for Nonprofit Corps, RB, San Diego Hospital Association, Series C, 5.38%, 3/01/21	2,100	2,216,277
California Health Facilities Financing Authority, RB, Health Facility, Adventist Health System, Series A:
5.00%, 3/01/18	1,075	1,095,070
5.00%, 3/01/19	1,000	1,016,810
5.00%, 3/01/20	2,060	2,092,713
5.00%, 3/01/24	1,355	1,368,103
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/19	1,430	1,706,619
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series D, 5.00%, 8/15/18	515	612,011
California Statewide Communities Development Authority, RB, Kaiser Permanente:
Series A, 5.00%, 4/01/19	2,000	2,373,840
Mandatory Put Bonds, Series E-1, 5.00%, 4/01/44 (a)	4,700	5,443,728
		17,925,171

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDB	Industrial Development Board
ISD	Independent School District
LRB	Lease Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
Radian	Radian Financial Guaranty
RB	Revenue Bonds
PSF-GTD	Permanent School Fund Guaranteed
SONYMA	State of New York Mortgage Agency
S/F	Single-Family

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2012	9

Schedule of Investments (continued)	BlackRock California Municipal 2018 Term Trust (BJZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Housing — 3.1%
California HFA, RB, Series A (Fannie Mae):
3.20%, 8/01/18	$990	$1,057,073
3.50%, 2/01/19	1,950	2,103,543
		3,160,616
State — 13.6%
California State Public Works Board, LRB, Various Capital Projects, Series A, 5.00%, 4/01/18	1,500	1,720,860
California State Public Works Board, Refunding RB, California Community Colleges, Series A, 5.00%, 12/01/17	2,020	2,024,990
State of California, GO, Various Purpose, 5.25%, 10/01/22	4,000	4,929,240
State of California, GO, Refunding:
5.00%, 11/01/20	30	30,093
Series A, 5.00%, 7/01/18	720	867,650
Veterans, Series BZ, AMT (NPFGC), 5.35%, 12/01/21	10	10,015
State of California, GO, Refunding, 5.00%, 9/01/18	3,400	4,053,174
		13,636,022
Transportation — 22.8%
City of Long Beach California, RB, Series A, 5.00%, 5/15/18	500	602,940
Foothill Eastern Transportation Corridor Agency California, Refunding RB, CAB, 5.98%, 1/15/21 (c)	20,000	12,094,800
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 4.50%, 5/15/19	3,420	4,039,533
Port of Oakland, Refunding RB, Series O, AMT:
5.00%, 5/01/18	2,500	2,797,700
5.00%, 5/01/19	3,000	3,377,640
		22,912,613
Utilities — 22.8%
California State Department of Water Resources, RB:
Series M, 4.00%, 5/01/18	1,000	1,152,540
Series N, 5.00%, 5/01/19	3,500	4,290,020
California State Department of Water Resources, Refunding RB:
Series H, Power Supply, 5.00%, 5/01/22	3,500	4,063,255
Series L, 5.00%, 5/01/19	2,000	2,451,440
Cucamonga Valley Water District, Refunding RB, Series A (AGM):
4.00%, 9/01/18	325	373,136
3.00%, 9/01/19	375	407,861
4.00%, 9/01/19	325	375,336
Los Angeles County Sanitation Districts Financing Authority, RB, Series A, 3.00%, 10/01/18	3,000	3,306,750
Los Angeles Department of Water & Power, RB:
Power System, Series A, 5.00%, 7/01/19	2,500	3,078,875
Series B, 5.00%, 7/01/18	600	725,730
Metropolitan Water District of Southern California, Refunding RB, Series B, 4.00%, 7/01/18	1,250	1,454,975

Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
Sacramento Municipal Utility District, Refunding RB, Series X, 5.00%, 8/15/18	$400	$480,240
Southern California Public Power Authority, RB, Canyon Power, Series A, 4.00%, 7/01/18	685	790,661
		22,950,819
Total Municipal Bonds in California		142,283,361

Puerto Rico — 5.2%
State — 2.9%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities:
Series C, 5.75%, 7/01/19 (b)	5	6,499
Series C, 5.75%, 7/01/19	1,000	1,130,760
Series M, 6.00%, 7/01/20	1,000	1,167,910
Puerto Rico Sales Tax Financing Corp., Refunding RB, Sales Tax Revenue, Series C, 5.00%, 8/01/22	485	570,001
		2,875,170
Transportation — 1.2%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series Z (AGM):
6.00%, 7/01/18 (b)	535	664,893
6.00%, 7/01/18	465	550,397
		1,215,290
Utilities — 1.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.00%, 7/01/19	1,015	1,120,803
Total Municipal Bonds in Puerto Rico		5,211,263

US Virgin Islands — 0.8%
State — 0.8%
Virgin Islands Public Finance Authority, RB, Senior Lien, Matching Fund Loan Note, Series A:
5.25%, 10/01/17	360	385,891
5.25%, 10/01/19	455	484,320
Total Municipal Bonds in the US Virgin Islands		870,211
Total Long-Term Investments (Cost — $140,499,541) — 147.4%		148,364,835

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.26% (e)(f)	6,794,444	6,794,444
Total Short-Term Securities (Cost — $6,794,444) — 6.8%		6,794,444
Total Investments (Cost — $147,293,985) — 154.2%		155,159,279
Other Assets Less Liabilities — 1.0%		965,202
Preferred Shares, at Redemption Value — (55.2)%		(55,527,784)
Net Assets Applicable to Common Shares — 100.0%		$100,596,697

See Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	JUNE 30, 2012

Schedule of Investments (concluded)	BlackRock California Municipal 2018 Term Trust (BJZ)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security is collateralized by Municipal or US Treasury obligations.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at June 30, 2012	Income
BIF California Municipal Money Fund	406,702	6,387,742	6,794,444	$35

(f)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

• Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$148,364,835	—	$148,364,835
Short-Term Securities	$6,794,444	—	—	6,794,444
Total	$6,794,444	$148,364,835	—	$155,159,279

[1]	See above Schedule of Investments for values in each sector and state or political subdivision.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2012	11

Schedule of Investments June 30, 2012 (Unaudited)	BlackRock Municipal 2018 Term Trust (BPK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.6%
Alabama 21st Century Authority, RB, Series A, 5.00%, 6/01/18	$500	$583,980
Courtland IDB Alabama, Refunding RB, International Paper Co. Projects, Series A, 4.75%, 5/01/17	1,000	1,049,500
		1,633,480
Arizona — 2.2%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/21	4,660	5,703,654
California — 15.1%
Agua Caliente Band of Cahuilla Indians, RB, 5.60%, 7/01/13 (a)	395	392,270
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/19	2,570	3,067,141
California Pollution Control Financing Authority, RB, Waste Management, Inc. Project, Series C, AMT, 5.13%, 11/01/23	6,500	7,037,485
California Pollution Control Financing Authority, Refunding RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series C, AMT, 5.25%, 6/01/23 (b)	4,055	4,585,029
California State Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/18	5,000	6,043,150
Clovis Unified School District California, GO, CAB, Election of 2004, Series A (NPFGC), 2.11%, 8/01/21 (c)(d)	5,425	4,483,600
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,562,662
San Manuel Entertainment Authority, Series 04-C, 4.50%, 12/01/16 (a)	4,000	4,128,560
State of California, GO, Refunding, 5.00%, 9/01/18	3,380	4,029,332
		38,329,229
Colorado — 4.9%
Colorado Health Facilities Authority, RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/17	515	557,117
4.00%, 12/01/18	540	582,352
Colorado Housing & Finance Authority, RB, Disposal, Waste Management, Inc. Project, AMT, 5.70%, 7/01/18	5,000	5,736,300
Park Creek Metropolitan District Colorado, Refunding RB, Senior, Limited Tax, Property Tax, 5.25%, 12/01/20	5,010	5,458,846
		12,334,615
Florida — 4.3%
Broward County Florida Airport System Revenue, Refunding RB, Series P-1, AMT, 5.00%, 10/01/18	3,930	4,507,317
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/22	1,250	1,441,300
Pine Island Community Development District, RB, 5.30%, 11/01/10 (e)(f)	400	160,072
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 5/01/13	2,270	1,782,041
Village Center Community Development District, RB, Sub-Series B, 5.88%, 1/01/15	3,080	3,155,244
		11,045,974

Municipal Bonds	Par (000)	Value
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living Revenue, 5.00%, 11/15/18 (g)	$370	$412,676
Illinois — 15.5%
City of Chicago Illinois, RB, General Airport, Third Lien, Series A (AMBAC):
5.00%, 1/01/19	5,000	5,561,000
5.00%, 1/01/20	3,000	3,336,600
City of Chicago Illinois, Refunding RB, General Airport, Third Lien, Series A, AMT (NPFGC), 5.75%, 1/01/18	5,000	5,019,900
Illinois Finance Authority, Refunding RB, Central DuPage Health, Series B, 5.00%, 11/01/18	2,290	2,702,566
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC):
5.35%, 6/15/19	1,885	2,065,640
5.40%, 6/15/20	1,985	2,166,191
5.45%, 6/15/21	2,090	2,272,791
Illinois State Toll Highway Authority, RB, Senior Priority, Series A (AGM), 5.00%, 1/01/19	2,250	2,512,260
Railsplitter Tobacco Settlement Authority, RB, 5.00%, 6/01/18	10,000	11,355,700
State of Illinois, RB, Build Illinois, Series B, 5.00%, 6/15/18	2,000	2,378,380
		39,371,028
Indiana — 2.3%
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	3,385	2,043,389
Indiana State Municipal Power Agency, RB, Series A, 5.00%, 1/01/19	875	1,036,140
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	2,500	2,830,150
		5,909,679
Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.00%, 11/15/18	2,500	3,007,500
Kentucky — 3.4%
Kenton County School District Finance Corp., RB, Refunding, 2.50%, 6/01/18	3,210	3,304,631
Kentucky Housing Corp., RB, Series C, AMT, 4.63%, 7/01/22	3,195	3,347,721
Louisville Jefferson County Metropolitan Government, RB, Catholic Health Initiatives, 5.00%, 12/01/18	1,755	2,101,560
		8,753,912
Louisiana — 0.4%
Louisiana Public Facilities Authority, RB, Department of Public Safety Fire Marshal’s Headquarters Project (NPFGC), 5.88%, 6/15/14	925	945,470

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	JUNE 30, 2012

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 3.5%
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.00%, 1/01/19	$1,685	$1,852,506
University of Maryland Medical System, 5.00%, 7/01/18	1,000	1,147,020
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 3/01/19	5,000	5,810,650
		8,810,176
Massachusetts — 0.1%
Massachusetts State Water Pollution Abatement, Refunding RB, MWRA Program, Sub-Series A, 6.00%, 8/01/23	135	135,608
Michigan — 3.1%
Detroit Water and Sewerage Department, Refunding RB, Sewage Disposal System, Senior Lien, Series A (AGM), 5.00%, 7/01/18	3,000	3,346,710
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.00%, 5/15/18	2,025	2,365,402
Michigan State Hospital Finance Authority, Refunding RB, Oakwood Obligation Group, Series A, 5.00%, 7/15/18	1,000	1,130,280
Michigan State Housing Development Authority, RB, Series B, 4.15%, 4/01/18	1,000	1,087,630
		7,930,022
Minnesota — 1.4%
Tobacco Securitization Authority, Tobacco Settlement, Refunding RB, Series B, 5.00%, 3/01/18	3,000	3,426,960
Mississippi — 4.7%
County of Lowndes Mississippi, Refunding RB, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	9,000	10,270,620
Mississippi Development Bank, Special Obligation, Refunding RB, Mississippi Highway Refunding Project, 5.00%, 1/01/18	1,420	1,675,927
		11,946,547
Multi-State — 8.8%
Centerline Equity Issuer Trust (FHLMC), 6.80%, 10/31/52 (a)(h)	14,000	15,432,760
MuniMae TE Bond Subsidiary LLC (a)(h):
5.20%, 6/29/49	6,000	4,740,000
Series D, 5.90%, 11/29/49	4,000	2,280,000
		22,452,760
Nebraska — 1.7%
Central Plains Energy Project, RB, Gas Project (Project No. 3), 5.00%, 9/01/17	2,330	2,588,560
Public Power Generation Agency, RB, Whelan Energy Center, Series 2-A (AGC), 5.00%, 1/01/18	1,500	1,722,960
		4,311,520

Municipal Bonds	Par (000)	Value
Nevada — 2.9%
City of Henderson Nevada, Special Assessment Bonds, District No. T-18, 5.15%, 9/01/21	$1,000	$603,800
City of Las Vegas Nevada, Special Assessment Bonds, Summerlin Area, 5.35%, 6/01/17	1,010	1,024,756
Director of the State of Nevada Department of Business & Industry, RB, Mandatory Put Bonds, Republic Services, Inc. Project, AMT, 5.63%, 12/01/26 (b)	5,120	5,826,867
		7,455,423
New Hampshire — 3.9%
New Hampshire Business Finance Authority, Refunding RB, Public Service Co. of New Hampshire Project (NPFGC):
Series B, AMT, 4.75%, 5/01/21	2,650	2,796,783
Series C, 5.45%, 5/01/21	7,000	7,100,520
		9,897,303
New Jersey — 16.7%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 7.20%, 11/15/30	4,250	4,266,065
New Jersey EDA, Refunding RB:
Cigarette Tax Revenue, 5.00%, 6/15/18	5,000	5,678,150
School Facilities, Series GG, 5.00%, 9/01/20	4,000	4,804,600
New Jersey EDA, Special Assessment Bonds, Refunding, Kapkowski Road Landfill Project, 5.50%, 4/01/16	8,410	8,757,417
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 6.25%, 12/01/18	2,500	3,015,425
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.00%, 7/01/18	850	973,429
AtlantiCare Regional Medical Center, 5.00%, 7/01/20	1,500	1,662,000
Barnabas Health, Series A, 5.00%, 7/01/18	2,000	2,188,420
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series T, AMT, 4.55%, 10/01/22	2,500	2,631,875
New Jersey State Turnpike Authority, RB, Series G, 5.00%, 1/01/18	1,350	1,588,639
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.00%, 6/15/18	2,000	2,364,680
Newark Housing Authority, RB, South Ward Police Facility (AGC), 4.50%, 12/01/18	4,000	4,547,640
		42,478,340
New York — 11.3%
City of New York New York, GO:
Sub-Series F-1, 5.00%, 9/01/18	7,500	8,465,250
Sub-Series G-1, 5.00%, 4/01/18	3,000	3,581,400
Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 11/15/18	1,000	1,208,380
New York State Dormitory Authority, RB, Series A, 5.00%, 3/15/18	8,000	9,561,680
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 5.00%, 12/01/20	1,200	1,305,180
Tobacco Settlement Financing Corp. New York, RB, Asset-Backed, Series B-1C, 5.50%, 6/01/20	4,500	4,707,900
		28,829,790

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2012	13

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
North Carolina — 4.5%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 4.00%, 1/01/18	$3,865	$4,343,294
North Carolina HFA, Refunding RB, Series 28-A, AMT, 4.65%, 7/01/23	3,005	3,142,779
Wake County Industrial Facilities & Pollution Control Financing Authority North Carolina, Refunding RB, Carolina Power & Light Co. Project, 5.38%, 2/01/17	4,000	4,054,240
		11,540,313
Ohio — 4.0%
State of Ohio, GO, Refunding, Higher Education, Series B, 5.00%, 8/01/18	8,500	10,287,125
Pennsylvania — 5.7%
Commonwealth of Pennsylvania, GO, First Series, Refunding, 5.00%, 7/01/18	4,690	5,715,140
Cumberland County Municipal Authority, RB, Diakon Lutheran, 5.75%, 1/01/19	2,375	2,676,150
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 3.00%, 11/01/18	1,000	1,030,190
Pennsylvania Higher Educational Facilities Authority, RB, Drexel University, Series A, 5.00%, 5/01/18	1,000	1,158,550
Pennsylvania Industrial Development Authority, Refunding RB, Economic Development, 5.00%, 7/01/18	1,500	1,767,405
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,155,440
State Public School Building Authority, RB, Community College of Allegheny County Project (AGM), 5.00%, 7/15/18	900	1,063,449
		14,566,324
Puerto Rico — 1.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.00%, 7/01/19	2,515	2,777,164
Puerto Rico Sales Tax Financing Corp., Refunding RB, Sales Tax Revenue, Series C, 5.00%, 8/01/22	1,320	1,551,343
		4,328,507
South Carolina — 2.1%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health Alliance, Series A, 6.13%, 8/01/23	5,000	5,265,800
Tennessee — 3.3%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, CAB, Series A (AGM), 5.41%, 1/01/19 (c)	12,000	8,479,560
Texas — 15.2%
Alliance Airport Authority Texas, Refunding RB, FedEx Corp. Project, AMT, 4.85%, 4/01/21	2,000	2,136,060
Birdville ISD Texas, GO, Refunding, CAB (PSF-GTD) (c):
1.39%, 2/15/18	1,615	1,494,133
1.61%, 2/15/19	1,815	1,631,685
1.86%, 2/15/20	2,625	2,279,970
2.04%, 2/15/21	2,500	2,097,675
Central Texas Regional Mobility Authority, RB, Senior Lien:
5.75%, 1/01/18	750	823,208
5.75%, 1/01/19	750	830,865

Municipal Bonds	Par (000)	Value
Texas (concluded)
City of Dallas Texas, Refunding RB (AGC), 5.00%, 8/15/21	$2,500	$2,848,750
City of Frisco Texas, GO, Refunding, 2.00%, 2/15/18	1,550	1,608,776
City of Houston Texas, Refunding RB, Sub Lien, Series B, 5.00%, 7/01/18	1,000	1,175,160
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Joint Series A, AMT (NPFGC):
5.88%, 11/01/17	1,425	1,430,344
5.88%, 11/01/18	1,425	1,430,344
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. — Love Field Modernization Program Project, AMT, 5.00%, 11/01/18	5,000	5,529,050
Lower Colorado River Authority, Refunding RB, LCRA Transmission, Series B, 5.00%, 5/15/18	5,000	5,951,800
North Texas Tollway Authority, RB, Series C:
5.00%, 1/01/19	2,215	2,608,118
5.25%, 1/01/20	4,000	4,709,200
		38,585,138
US Virgin Islands — 0.4%
Virgin Islands Public Finance Authority, Refunding RB, Senior Lien, Series B, 5.00%, 10/01/18	1,000	1,111,870
Virginia — 1.7%
City of Norfolk Virginia, Refunding RB, Water Revenue, 5.00%, 11/01/18	1,230	1,504,782
Virginia HDA, RB, Sub-Series E-2, AMT, 4.38%, 10/01/19	2,750	2,848,285
		4,353,067
Washington — 0.2%
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series B, 5.00%, 10/01/18	500	596,530
Wisconsin — 2.1%
City of Franklin Wisconsin, RB, Waste Management, Inc. Project, AMT, 4.95%, 4/01/16	1,990	2,201,079
State of Wisconsin, Refunding RB, Series A, 5.00%, 5/01/18	1,000	1,201,210
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc.:
5.00%, 4/01/19	1,265	1,512,928
5.38%, 10/01/21	440	443,027
		5,358,244
Total Municipal Bonds — 149.1%		379,594,144

Municipal Bonds Transferred to Tender Option Bond Trusts (i) — 2.3%
Illinois — 2.3%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.00%, 11/01/20	5,000	5,833,950
Total Long-Term Investments (Cost — $365,258,015) — 151.4%		385,428,094

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	JUNE 30, 2012

Schedule of Investments (concluded)	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.01% (j)(k)	3,785,056	$3,785,056
Total Short-Term Securities (Cost — $3,785,056) — 1.5%		3,785,056
Total Investments (Cost — $369,043,071) — 152.9%		389,213,150
Other Assets Less Liabilities — 1.2%		2,982,021
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.5)%		(3,751,150)
Preferred Shares, at Redemption Value — (52.6)%		(133,853,677)
Net Assets Applicable to Common Shares — 100.0%		$254,590,344

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date. (d) Security is collateralized by Municipal or US Treasury obligations.

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Pershing LLC	$412,676	$807

(h)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(i)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at June 30, 2012	Income
FFI Institutional Tax-Exempt Fund	925,301	2,859,755	3,785,056	$1,122

(k)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

• Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$385,428,094	—	$385,428,094
Short-Term Securities	$3,785,056	—	—	3,785,056
Total	$3,785,056	$385,428,094	—	$389,213,150

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statements purposes. As of June 30, 2012, TOB trust certificates with a value of $3,750,000 would be categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2012	15

Schedule of Investments June 30, 2012 (Unaudited)	BlackRock New York Municipal 2018 Term Trust (BLH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 142.6%
Corporate — 3.1%
Port Authority of New York & New Jersey, RB, Continental Airlines, Inc. and Eastern Air Lines, Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	$1,695	$1,737,392
County/City/Special District/ School District — 51.2%
City of New York New York, GO:
Refunding, Series G, 5.75%, 8/01/18 (a)	1,920	1,929,542
Refunding, Series G, 5.75%, 8/01/18	2,580	2,592,049
Series M, 5.00%, 4/01/23	1,390	1,540,329
Sub-Series G-1, 5.00%, 4/01/18	5,000	5,969,000
Sub-Series H-2, 5.00%, 6/01/20	3,470	4,220,908
New York City Transitional Finance Authority, RB, Fiscal 2008, Series S-1, 5.00%, 1/15/23	1,400	1,637,804
New York City Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 2/01/20	2,000	2,456,020
New York State, GO, Series E:
5.00%, 12/15/18	1,000	1,223,440
5.00%, 12/15/20	2,000	2,511,440
New York State Dormitory Authority, RB:
Series E, 5.00%, 8/15/19	1,500	1,829,580
State University Dormitory Facilities, Series A, 5.00%, 7/01/18	1,045	1,256,957
New York State Dormitory Authority, Refunding RB, Third General Resolution, State University Educational Facilities, Series A, 4.00%, 5/15/18	1,000	1,144,740
New York State Urban Development Corp., Refunding RB, Series D, 5.50%, 1/01/19	750	922,230
		29,234,039
Education — 33.2%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/25 (b)(c)	450	101,250
City of Troy New York, RB, Rensselaer Polytechnic, Series B, 5.00%, 9/01/18	1,000	1,144,410
New York City Industrial Development Agency, RB, YMCA of Greater New York Project, 5.25%, 8/01/21	4,000	4,017,920
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A:
3.00%, 7/01/12	500	500,080
5.00%, 7/01/21	250	298,895
New York State Dormitory Authority, RB:
Mental Health Services, 5.00%, 8/15/18	1,020	1,225,265
Pratt Institute, Series C (AGC), 5.00%, 7/01/19	600	721,680
School District Financing Program, Series C, 4.00%, 10/01/18	535	599,949
University of Rochester, Series A, 5.00%, 7/01/21	1,155	1,381,288
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, Series A (Radian), 5.50%, 7/01/18	1,000	1,037,370
Mental Health Services, 5.00%, 8/15/18 (a)	5	6,152
Teachers College, Series A, 4.00%, 7/01/16	225	251,626
Teachers College, Series A, 5.00%, 7/01/17	200	236,708
Teachers College, Series A, 5.00%, 7/01/18	250	299,912
Yeshiva University, 5.00%, 9/01/27	2,000	2,211,440

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
Westchester County Industrial Development Agency New York, RB, Purchase College Foundation Housing, Series A (AMBAC), 5.13%, 12/01/22	$3,710	$3,788,652
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A:
5.00%, 6/01/18	600	683,604
5.00%, 6/01/19	400	457,588
		18,963,789
Health — 5.5%
East Rochester Housing Authority New York, Refunding RB, Genesee Valley Nursing Center (FHA), 5.20%, 12/20/24	1,120	1,133,070
Orange County Industrial Development Agency New York, Refunding RB, St. Luke’s Hospital Newburgh New York Project, Series A (Radian), 5.38%, 12/01/21	2,000	2,028,600
		3,161,670
Housing — 3.4%
New York State Dormitory Authority, RB:
North Shore Long Island Jewish, Series A, 5.00%, 5/01/18	615	721,887
North Shore Long Island Jewish, Series A, 4.00%, 5/01/19	250	280,955
North Shore Long Island Jewish, Series A, 5.00%, 5/01/19	650	771,758
State University Educational Facilities, Series A, 5.88%, 5/15/17	125	146,143
		1,920,743
State — 8.4%
Monroe County Industrial Development Agency, RB, Rochester Schools Modernization Project, Series A, 5.00%, 5/01/18	1,000	1,182,060
New York State Dormitory Authority, RB, Series A, 5.00%, 3/15/18	2,000	2,390,420
New York State Dormitory Authority, Refunding LRB, Municipal Health Facilities, 4.00%, 5/15/18	550	617,386
New York State Urban Development Corp., RB, State Personal Income Tax, Series A-1, 5.00%, 12/15/22	500	605,115
		4,794,981
Tobacco — 5.3%
TSASC, Inc. New York, RB, Tobacco Settlement Asset-Backed, Series 1, 5.75%, 7/15/32 (a)	3,000	3,007,470
Transportation — 26.1%
Metropolitan Transportation Authority, RB, Transportation, Series C:
4.00%, 11/15/16	1,000	1,116,920
5.00%, 11/15/17	1,000	1,174,960
5.00%, 11/15/18	1,965	2,328,564
Metropolitan Transportation Authority, Refunding RB, Series A:
5.00%, 11/15/18	1,000	1,208,380
(NPFGC), 5.13%, 11/15/21	5,000	5,071,800

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	JUNE 30, 2012

Schedule of Investments (concluded)	BlackRock New York Municipal 2018 Term Trust (BLH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation (concluded)
New York State Thruway Authority, RB:
General, Series I, 5.00%, 1/01/18	$1,300	$1,522,326
Transportation, Series A, 5.00%, 3/15/20	1,750	2,124,063
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 5.00%, 12/01/20	300	326,295
		14,873,308
Utilities — 6.4%
Long Island Power Authority, Refunding RB, Series A, 5.25%, 4/01/21	1,000	1,200,190
New York City Municipal Water Finance Authority, RB, Water and Sewer System, General Resolution, Series FF, 5.00%, 6/15/20	2,000	2,469,860
		3,670,050
Total Municipal Bonds in New York		81,363,442

Puerto Rico — 6.8%
State — 2.8%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Sales Tax Revenue, Series C, 5.00%, 8/01/22	1,365	1,604,230
Utilities — 4.0%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.00%, 7/01/19	570	629,417
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/21	1,500	1,662,075
		2,291,492
Total Municipal Bonds in Puerto Rico		3,895,722
Total Long-Term Investments (Cost — $82,411,396) — 149.4%		85,259,164

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (d)(e)	4,044,215	4,044,215
Total Short-Term Securities (Cost — $4,044,215) — 7.1%		4,044,215
Total Investments (Cost — $86,455,611) — 156.5%		89,303,379
Liabilities in Excess of Other Assets — (1.5)%		(839,041)
Preferred Shares, at Redemption Value — (55.0)%		(31,400,746)
Net Assets Applicable to Common Shares — 100.0%		$57,063,592

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Non-income producing security.

(d)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at June 30, 2012	Income
BIF New York Municipal Money Fund	1,989,090	2,055,125	4,044,215	$53

(e)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

• Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of June 30, 2012:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$85,259,164	—	$85,259,164
Short-Term Securities	$4,044,215	—	—	4,044,215
Total	$4,044,215	$85,259,164	—	$89,303,379

[1]	See above Schedule of Investments for values in each sector or political subdivision.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2012	17

Statements of Assets and Liabilities

June 30, 2012 (Unaudited)	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)
Assets
Investments at value — unaffiliated[1]	$148,364,835	$385,428,094	$85,259,164
Investments at value — affiliated[2]	6,794,444	3,785,056	4,044,215
Interest receivable	1,421,365	4,416,327	978,444
Investments sold receivable	15,213	360,000	—
Prepaid expenses	6,551	15,831	947
Total assets	156,602,408	394,005,308	90,282,770

Accrued Liabilities
Investments purchased payable	—	411,869	1,518,803
Income dividends payable — Common Shares	369,899	1,205,828	217,982
Investment advisory fees payable	50,056	128,432	27,836
Officer’s and Trustees’ fees payable	7,542	33,064	5,407
Interest expense and fees payable	—	1,150	—
Other accrued expenses payable	50,430	30,944	48,404
Total accrued liabilities	477,927	1,811,287	1,818,432

Other Liabilities
TOB trust certificates	—	3,750,000	—
Total liabilities	477,927	5,561,287	1,818,432

Preferred Shares at Redemption Value
$25,000 per share at liquidation preference, plus unpaid dividends[3]	55,527,784	133,853,677	31,400,746
Net Assets Applicable to Common Shareholders	$100,596,697	$254,590,344	$57,063,592

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4]	$91,036,643	$228,996,809	$52,005,082
Undistributed net investment income	4,908,635	16,265,385	2,929,911
Accumulated net realized loss	(3,213,875)	(10,841,929)	(719,169)
Net unrealized appreciation/depreciation	7,865,294	20,170,079	2,847,768
Net Assets Applicable to Common Shareholders	$100,596,697	$254,590,344	$57,063,592
Net asset value per Common Share	$15.64	$16.00	$15.71
[1] Investments at cost — unaffiliated	$140,499,541	$365,258,015	$82,411,396
[2] Investments at cost — affiliated	$6,794,444	$3,785,056	$4,044,215
[3] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	2,221	5,354	1,256
[4] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	6,433,028	15,908,028	3,633,028

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JUNE 30, 2012

Statements of Operations

Six Months Ended June 30, 2012 (Unaudited)	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)
Investment Income
Interest	$2,751,357	$8,315,503	$1,644,040
Income — affiliated	72	1,390	85
Total income	2,751,429	8,316,893	1,644,125

Expenses
Investment advisory	310,716	776,696	176,159
Professional	49,135	43,234	20,670
Commissions for Preferred Shares	41,632	89,767	20,841
Accounting services	15,415	25,049	10,591
Transfer agent	11,793	8,480	6,613
Printing	11,187	22,767	5,770
Officer and Trustees	5,848	14,556	3,290
Custodian	5,587	10,933	3,751
Registration	4,446	4,446	4,446
Miscellaneous	27,050	42,120	22,295
Total expenses excluding interest expense and fees	482,809	1,038,048	274,426
Interest expense and fees[1]	—	10,204	—
Total expenses	482,809	1,048,252	274,426
Less fees waived by advisor	(6,725)	(1,855)	(5,119)
Total expenses after fees waived	476,084	1,046,397	269,307
Net investment income	2,275,345	7,270,496	1,374,818

Realized and Unrealized Gain
Net realized gain from investments	483,672	2,510,369	496,321
Net change in unrealized appreciation/depreciation on investments	248,937	3,320,390	130,668
Total realized and unrealized gain	732,609	5,830,759	626,989

Dividends to Preferred Shareholders From
Net investment income	(70,647)	(169,512)	(38,951)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$2,937,307	$12,931,743	$1,962,856

[1] Related to TOBs

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2012	19

Statements of Changes in Net Assets

	BlackRock California Municipal 2018 Term Trust (BJZ)		BlackRock Municipal 2018 Term Trust (BPK)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations

Net investment income	$2,275,345	$5,542,805	$7,270,496	$16,570,675
Net realized gain (loss)	483,672	(509,142)	2,510,369	518,667
Net change in unrealized appreciation/depreciation	248,937	8,769,591	3,320,390	15,323,597
Dividends to Preferred Shareholders from net investment income	(70,647)	(160,199)	(169,512)	(379,331)
Net increase in net assets applicable to Common Shareholders resulting from operations	2,937,307	13,643,055	12,931,743	32,033,608

Dividends to Common Shareholders From

Net investment income	(2,685,789)	(5,558,136)	(7,409,959)	(14,889,914)

Net Assets Applicable to Common Shareholders

Total increase in net assets applicable to Common Shareholders	251,518	8,084,919	5,521,784	17,143,694
Beginning of period	100,345,179	92,260,260	249,068,560	231,924,866
End of period	$100,596,697	$100,345,179	$254,590,344	$249,068,560
Undistributed net investment income	$4,908,635	$5,389,726	$16,265,385	$16,574,360

	BlackRock New York Municipal 2018 Term Trust (BLH)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations
Net investment income	$1,374,818	$3,618,066
Net realized gain	496,321	140,620
Net change in unrealized appreciation/depreciation	130,668	1,555,170
Dividends to Preferred Shareholders from net investment income	(38,951)	(89,502)
Net increase in net assets applicable to Common Shareholders resulting from operations	1,962,856	5,224,354

Dividends to Common Shareholders From

Net investment income	(1,707,523)	(3,574,900)

Net Assets Applicable to Common Shareholders

Total increase in net assets applicable to Common Shareholders	255,333	1,649,454
Beginning of period	56,808,259	55,158,805
End of period	$57,063,592	$56,808,259
Undistributed net investment income	$2,929,911	$3,301,567

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JUNE 30, 2012

Financial Highlights	BlackRock California Municipal 2018 Term Trust (BJZ)

	Six Months Ended June 30, 2012 (Unaudited)

		Year Ended December 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$15.60	$14.34	$14.36	$11.94	$14.82	$15.26
Net investment income	0.35 [1]	0.86 [1]	0.98 [1]	1.03 [1]	1.05 [1]	1.04
Net realized and unrealized gain (loss)	0.12	1.28	(0.11)	2.25	(2.90)	(0.44)
Dividends to Preferred Shareholders from net investment income	(0.01)	(0.02)	(0.03)	(0.05)	(0.29)	(0.29)
Net increase (decrease) from investment operations	0.46	2.12	0.84	3.23	(2.14)	0.31
Dividends to Common Shareholders from net investment income	(0.42)	(0.86)	(0.86)	(0.81)	(0.74)	(0.75)
Net asset value, end of period	$15.64	$15.60	$14.34	$14.36	$11.94	$14.82
Market price, end of period	$15.84	$16.34	$15.38	$15.09	$11.60	$15.40

Total Investment Return[2]
Based on net asset value	2.82%[3]	14.86%	5.56%	27.09%	(15.18)%	1.95%
Based on market price	(0.59)%[3]	12.17%	7.73%	37.46%	(20.70)%	1.42%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	0.96%[5]	0.93%	0.92%	0.96%	0.97%	0.97%
Total expenses after fees waived[4]	0.95%[5]	0.91%	0.91%	0.95%	0.96%	0.94%
Net investment income[4]	4.54%[5]	5.82%	6.64%	7.56%	7.43%	7.05%
Dividends to Preferred Shareholders	0.14%[5]	0.17%	0.24%	0.38%	2.07%	1.96%
Net investment income to Common Shareholders	4.40%[5]	5.65%	6.40%	7.18%	5.36%	5.09%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$100,597	$100,345	$92,260	$92,410	$76,795	$95,336
Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$55,525	$55,525	$55,525	$55,525	$55,525	$55,525
Portfolio turnover	10%	28%	7%	5%	1%	7%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$70,295	$70,180	$66,542	$66,609	$59,580	$67,935

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2012	21

Financial Highlights	BlackRock Municipal 2018 Term Trust (BPK)

	Six Months Ended June 30, 2012 (Unaudited)

		Year Ended December 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$15.66	$14.58	$14.32	$11.63	$15.06	$15.97
Net investment income	0.46 [1]	1.04 [1]	1.07 [1]	1.12 [1]	1.12 [1]	1.17
Net realized and unrealized gain (loss)	0.36	1.00	0.16	2.54	(3.35)	(0.83)
Dividends to Preferred Shareholders from net investment income	(0.01)	(0.02)	(0.03)	(0.05)	(0.29)	(0.32)
Net increase (decrease) from investment operations	0.81	2.02	1.20	3.61	(2.52)	0.02
Dividends to Common Shareholders from net investment income	(0.47)	(0.94)	(0.94)	(0.92)	(0.91)	(0.93)
Net asset value, end of period	$16.00	$15.66	$14.58	$14.32	$11.63	$15.06
Market price, end of period	$16.93	$16.59	$15.75	$15.15	$12.97	$15.22

Total Investment Return[2]
Based on net asset value	5.01%[3]	13.86%	7.94%	30.92%	(17.96)%	(0.10)%
Based on market price	4.89%[3]	11.66%	10.22%	24.20%	(9.47)%	(5.21)%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	0.83%[5]	0.85%	0.88%	0.92%	0.94%	0.89%
Total expenses after fees waived[4]	0.83%[5]	0.85%	0.88%	0.91%	0.93%	0.89%
Total expenses after fees waived and excluding interest expense and fees[4,6]	0.82%[5]	0.84%	0.87%	0.90%	0.91%	0.89%
Net investment income[4]	5.78%[5]	6.94%	7.23%	8.36%	8.04%	7.57%
Dividends to Preferred Shareholders	0.13%[5]	0.16%	0.23%	0.36%	2.10%	2.08%
Net investment income to Common Shareholders	5.65%[5]	6.78%	7.00%	8.00%	5.94%	5.49%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$254,590	$249,069	$231,925	$227,780	$185,049	$239,609
Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$133,850	$133,850	$133,850	$133,850	$133,850	$137,600
Portfolio turnover	17%	13%	6%	11%	4%	7%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$72,551	$71,521	$68,319	$67,546	$59,571	$68,548

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JUNE 30, 2012

Financial Highlights	BlackRock New York Municipal 2018 Term Trust (BLH)

	Six Months Ended June 30, 2012 (Unaudited)

		Year Ended December 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$15.64	$15.18	$15.57	$13.78	$15.98	$16.33
Net investment income	0.38 [1]	1.00 [1]	1.03 [1]	1.10 [1]	1.08 [1]	1.18
Net realized and unrealized gain (loss)	0.17	0.46	(0.33)	1.67	(2.16)	(0.45)
Dividends to Preferred Shareholders from net investment income	(0.01)	(0.02)	(0.03)	(0.05)	(0.29)	(0.28)
Net increase (decrease) from investment operations	0.54	1.44	0.67	2.72	(1.37)	0.45
Dividends to Common Shareholders from net investment income	(0.47)	(0.98)	(1.06)	(0.93)	(0.83)	(0.80)
Net asset value, end of period	$15.71	$15.64	$15.18	$15.57	$13.78	$15.98
Market price, end of period	$16.25	$16.71	$15.92	$16.90	$13.97	$16.18

Total Investment Return[2]
Based on net asset value	3.29%[3]	9.41%	3.90%	19.76%	(9.12)%	2.89%
Based on market price	0.00%[3]	11.46%	0.39%	28.22%	(9.00)%	8.92%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	0.97%[5]	0.99%	1.02%	1.00%	1.05%	1.02%
Total expenses after fees waived and before fees paid indirectly[4]	0.95%[5]	0.98%	1.01%	0.99%	1.02%	1.02%
Total expenses after fees waived and paid indirectly[4]	0.95%[5]	0.98%	1.01%	0.99%	1.02%	1.01%
Net investment income[4]	4.84%[5]	6.52%	6.60%	7.30%	7.06%	7.34%
Dividends to Preferred Shareholders	0.14%[5]	0.16%	0.22%	0.34%	1.88%	1.72%
Net investment income to Common Shareholders	4.70%[5]	6.36%	6.38%	6.96%	5.18%	5.62%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$57,064	$56,808	$55,159	$56,580	$50,058	$58,043
Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$31,400	$31,400	$31,400	$31,400	$31,400	$31,400
Portfolio turnover	29%	16%	6%	14%	6%	6%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$70,433	$70,230	$68,918	$70,050	$64,857	$71,230

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2012	23

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock California Municipal 2018 Term Trust (“BJZ”), BlackRock Municipal 2018 Term Trust (“BPK”) and BlackRock New York Municipal 2018 Term Trust (“BLH”) (collectively, the “Trusts” or individually as a “Trust”) are organized as Delaware statutory trusts. BPK is registered under the 1940 Act as a diversified, closed-end management investment company. BJZ and BLH are registered as non-diversified, closed-end management investment companies under the 1940 Act. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Trustees of the Trusts are referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine, and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: BPK leverages its assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which BPK, or an agent on behalf of BPK, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which BPK has

24	SEMI-ANNUAL REPORT	JUNE 30, 2012

Notes to Financial Statements (continued)

contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by BPK include the right of BPK (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to BPK. The TOB may also be terminated without the consent of BPK upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the six months ended June 30, 2012, no TOBs in which BPK participated in were terminated without the consent of BPK.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to BPK in exchange for TOB trust certificates. BPK typically invests the cash in additional municipal bonds. BPK’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in BPK’s Schedule of Investments and the TOB trust certificates are shown in other liabilities in the Statement of Assets and Liabilities. The carrying amount of the Trust’s payable to the holder of the short-term floating rate certificates as reported in the Trust’s Statement of Assets and Liabilities as TOB trust certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by BPK on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statement of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At June 30, 2012, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the rate on the liability for TOB trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Interest Rate
BPK	$5,833,950	$3,750,000	0.20%

For the six months ended June 30, 2012, BPK’s average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BPK	$3,750,000	0.55%

Should short-term interest rates rise, BPK’s investments in TOBs may adversely affect BPK’s net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect BPK’s NAV per share.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 6.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on each Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments

SEMI-ANNUAL REPORT	JUNE 30, 2012	25

Notes to Financial Statements (continued)

and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’ financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, independent Trustees (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of each Trust. Prior to March 31, 2012 each Trust elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations, and dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several Trusts are pro rated among those Trusts on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at an annual rate of 0.40% of each Trust’s average weekly managed assets. Average weekly managed assets are the average weekly value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by advisor in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2012, were as follows:

	Purchases	Sales
BJZ	$15,537,955	$21,833,292
BPK	$64,415,098	$64,917,558
BLH	$24,896,203	$25,170,005

4. Income Tax Information:

As of December 31, 2011, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BJZ	BPK	BLH
2012	$1,482,072	$5,191,762	$590,480
2013	530,943	—	—
2014	—	6,932,944	—
2015	470,704	889,102	333,477
2017	660,560	202,544	—
2018	—	—	291,488
No expiration date[1]	553,212	—	—
Total	$3,697,491	$13,216,352	$1,215,445
[1] Must be utilized prior to losses subject to expiration.

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BJZ	BPK	BLH
Tax cost	$147,292,617	$365,156,468	$86,434,859
Gross unrealized appreciation	$8,019,509	$25,714,441	$3,211,945
Gross unrealized depreciation	(152,847)	(5,407,759)	(343,425)
Net unrealized appreciation	$7,866,662	$20,306,682	$2,868,520

26	SEMI-ANNUAL REPORT	JUNE 30, 2012

Notes to Financial Statements (continued)

5. Concentration, Market and Credit Risk:

BJZ and BLH invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of June 30, 2012, BJZ invested a significant portion of its assets in securities in the county/city/special district/school district sector. BLH invested a significant portion of its assets in securities in the county/ city/special district/school district and education sectors. Changes in economic conditions affecting the county/city/special district/school district and education sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

6. Capital Share Transactions:

The Trusts are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

Shares issued and outstanding remained constant for all Trusts for the six months ended June 30, 2012 and the year ended December 31, 2011.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trust’s Common Shares or the repurchase of the Trust’s Common Shares if the Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Preferred Shares are redeemable at the option of each Trust, (BJZ, BPK, BLH) (collectively, the “Preferred Shares Trusts”), in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Preferred Shares Trusts’ Articles Supplementary/Statement of Preferences and/or Certificate of Designation (the “Governing Instrument”) are not satisfied. For financial reporting purposes, the liquidation preference of Preferred Shares approximates the Trust’s fair valuation of the Preferred Shares.

SEMI-ANNUAL REPORT	JUNE 30, 2012	27

Notes to Financial Statements (concluded)

From time to time in the future, each Preferred Shares Trust may effect repurchases of its Preferred Shares at prices below their liquidation preference as agreed upon by the Trust and seller. Each Preferred Shares Trust also may redeem its Preferred Shares from time to time as provided in the applicable Governing Instrument. Each Preferred Shares Trust intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The Preferred Shares Trusts had the following series of Preferred Shares outstanding, effective yields and reset frequency as of June 30, 2012:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days
BJZ	M7	2,221	0.30%	7
BPK	W7	2,677	0.29%	7
	R7	2,677	0.27%	7
BLH	T7	1,256	0.29%	7

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the Preferred Shares is as footnoted in the table below. The low, high and average dividend rates on the Preferred Shares for each Trust for the six months ended June 30, 2012 were as follows:

	Series	Low	High	Average
BJZ	M7	0.11%	0.40%	0.26%
BPK	W7	0.11%	0.38%	0.26%
	R7	0.11%	0.40%	0.26%
BLH	T7	0.11%	0.38%	0.25%

Since February 13, 2008, the Preferred Shares of the Trusts failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 0.40% for the six months ended June 30, 2012. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a trust’s Preferred Shares than buyers. A successful auction for the Trusts’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, Preferred Shareholders may not have the ability to sell the Preferred Shares at their liquidation preference.

The Preferred Shares Trusts pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

Preferred Shares issued and outstanding remained constant during the six months ended June 30, 2012.

7. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts will pay a net investment income dividend in the following amounts per share on August 1, 2012 to Common Shareholders of record on July 16, 2012:

Common Dividend Per Share
BJZ	$0.0575
BPK	$0.0758
BLH	$0.0600

Additionally, the Funds declared a net investment income dividend on August 1, 2012 payable to Common Shareholders of record on August 15, 2012 for the same amounts noted above.

The dividends declared on Preferred Shares for the period July 1, 2012 to July 31, 2012 were as follows:

	Series	Dividends Declared
BJZ	M7	$13,926
BPK	W7	$13,305
	R7	$13,091
BLH	T7	$6,167

28	SEMI-ANNUAL REPORT	JUNE 30, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock California Municipal 2018 Term Trust (“BJZ”), BlackRock Municipal 2018 Term Trust (“BPK”) and BlackRock New York Municipal 2018 Term Trust (“BLH” and together with BJZ and BPK, each a “Trust,” and, collectively, the “Trusts”) met on April 26, 2012 and May 22–23, 2012 to consider the approval of each Trust’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Board of each Trust also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. (the “Sub-Advisor”), and such Trust. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trusts and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Trusts by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Trusts and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Trusts for services such as call center and fund accounting; (c) Trust operating expenses and how BlackRock allocates expenses to the Trusts; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trusts’ investment objectives, policies and restrictions; (e) the Trusts’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trusts’ valuation and liquidity procedures; (k) an analysis of management fees ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Boards in response to specific questions. These questions covered issues such as profitability, including the impact of BlackRock’s upfront costs in sponsoring closed-end funds and the relative profitability of closed-end and open end funds, investment performance and management fee levels. The Boards considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

The Board considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS. As of the date of this report BPK has redeemed 2.7% of its outstanding AMPS.

SEMI-ANNUAL REPORT	JUNE 30, 2012	29

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 26, 2012 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Trust fees and expenses and the investment performance of the Trusts as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Trust to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 26, 2012, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 26, 2012 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 22–23, 2012 Board meeting.

At an in-person meeting held on May 22–23, 2012, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Trust, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trusts and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trusts; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Trusts; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Trust portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Trusts and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Trusts. Throughout the year, the Boards compared Trust performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing Trust performance and the Trust’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Trusts’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Trusts’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Trusts. BlackRock and its affiliates provide the Trusts with certain services (in addition to any such services provided to the Trusts by third parties) and officers and other personnel as are necessary for the operations of the Trusts. In particular, BlackRock and its affiliates provide the Trusts with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trusts; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Trusts, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

30	SEMI-ANNUAL REPORT	JUNE 30, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

B. The Investment Performance of the Trust and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Trusts. In preparation for the April 26, 2012 meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Trust’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Trust as compared to funds in that Trust’s applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Boards and each Board’s Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of the Trusts throughout the year.

BPK’s Board noted that, in general, BPK performed better than its Peers in that BPK’s performance was at or above the median of its Lipper Performance Universe Composite in the three- and five-year periods reported, although performance for the one-year period reported was below the median. BPK’s Board and BlackRock reviewed and discussed the reasons for BPK’s underperformance during the one-year period and will monitor closely BPK’s performance in the coming year. Based on its discussions with BlackRock and the Board’s review of BPK’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, BPK’s Board noted that BPK’s investment performance as compared to its Lipper Performance Universe Composite provided a more meaningful comparison of BPK’s relative performance. The composite performance metric is a measurement blend of total return and yield.

The Board of each of BJZ and BLH noted that its respective Trust performed below the median of the Trust’s Lipper Performance Universe Composite in the one- and three-year periods reported, but that the Trust performed at or above the median of the Trust’s Lipper Performance Universe Composite in the five-year period reported. Based on its discussions with BlackRock and each Board’s review of its respective Trust’s investment performance compared to the Trust’s Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of each of BJZ and BLH noted that its respective Trust’s investment performance as compared to the Trust’s Lipper Performance Universe Composite provided a more meaningful comparison of the Trust’s relative performance. The composite performance metric is a measurement blend of total return and yield. The Board of each of BJZ and BLH and BlackRock reviewed and discussed the reasons for its respective Trust’s underperformance during the one- and three-year periods compared with the Trust’s Peers. The Board of each of BJZ and BLH was informed that, among other things, its respective Trust has a targeted maturity, and as such is managed to achieve the specific maturity goal.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trust: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Trust’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Trusts. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trusts. The Boards reviewed BlackRock’s profitability with respect to the Trusts and other funds the Boards currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010, and December 31, 2009. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

SEMI-ANNUAL REPORT	JUNE 30, 2012	31

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

In addition, the Boards considered the cost of the services provided to the Trusts by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Trusts and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Trusts. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

Each Board noted that its Trust’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Trust’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Trust.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Trust Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trusts, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trusts, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Conclusion

Each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Trust for a one-year term ending June 30, 2013. Based upon their evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Trusts and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Trusts reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

32	SEMI-ANNUAL REPORT	JUNE 30, 2012

Officers and Trustees[1]

Richard E. Cavanagh, Chairman of the Board and Trustee
Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee
Paul L. Audet, Trustee
Michael J. Castellano, Trustee and Member of the Audit Committee
Frank J. Fabozzi, Trustee and Member of the Audit Committee
Kathleen F. Feldstein, Trustee
James T. Flynn, Trustee and Member of the Audit Committee
Henry Gabbay, Trustee
Jerrold B. Harris, Trustee
R. Glenn Hubbard, Trustee
W. Carl Kester, Trustee and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Anne Ackerley, Vice President
Brendan Kyne, Vice President
Robert W. Crothers, Vice President[2]
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer
Janey Ahn, Secretary[3]

[1]	John F. Powers, who was a Trustee of the Trusts, resigned as of February 21, 2012.

[2]	Effective May 22, 2012, Robert W. Crothers became Vice President of the Trusts.

[3]	Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Trusts and Janey Ahn became Secretary of the Trusts.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.
New York, NY 10055

Custodian and Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

SEMI-ANNUAL REPORT	JUNE 30, 2012	33

Additional Information

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 441-7762.

34	SEMI-ANNUAL REPORT	JUNE 30, 2012

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	JUNE 30, 2012	35

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts leverage their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF-BK3-6/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal 2018 Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2018 Term Trust

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2018 Term Trust

Date: September 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal 2018 Term Trust

Date: September 4, 2012